UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

November 5, 2008
Date of Report
(Date of earliest event reported)

SYNTHETECH, INC.
(Exact name of registrant as specified in its charter)

Oregon	000-12992	84-0845771
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

1290 Industrial Way, P.O. Box 646, Albany Oregon 97321
(Address of principal executive offices) (Zip Code)

(541) 967-6575
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01    Entry Into a Material Definitive Agreement

The information provided in Item 2.03 of this current report on Form 8-K is incorporated herein by this reference.

Item 2.03    Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

On November 5, 2008, Synthetech, Inc. entered into an Amended and Restated Loan and Security Agreement dated as of November 1, 2008 (the "Amendment and Restatement"), which amends and restates in its entirety the Loan and Security Agreement originally dated June 15, 2006 and as subsequently amended, with Access Business Finance, LLC (as amended and restated, the “Agreement”).  The Amended and Restated Loan and Security Agreement bears interest at a rate per annum equal to the greater of (a) a variable rate of 5.0% plus the prime rate reflected in the Wall Street Journal and (b) 9.0% and matures on September 15, 2010.  The Amendment and Restatement incorporates into the Agreement the promissory note (the "Promissory Note") under which Synthetech borrowed $500,000 from Access Business Finance.  The Promissory Note, entered into on November 5, 2008 and dated as of November 1, 2008, matures on December 1, 2011, with 36 monthly principal payments equal to $8,333.33, plus accrued interest, beginning on December 1, 2008.  A balloon payment of $200,000 is due on maturity.  The Promissory Note's principal balance of $500,000 will bear interest at a rate per annum equal to the greater of (a) a variable rate of 5.0% plus the prime rate and (b) 9.0%.  At the closing of the loan, Synthetech paid a $15,000 non-refundable loan fee to Access Business Finance.  The Promissory Note is collateralized by Synthetech's cash, cash equivalents, accounts receivable, inventories and property, plant and equipment.

Additionally, on November 5, 2008, Synthetech, Inc. entered into a Loan Modification Agreement (Modification Agreement) dated as of November 1, 2008, which amends the Promissory Note originally dated May 1, 2008, with Access Business Finance.  The Modification Agreement increases the rate of interest from the prime rate plus 3% to the greater of (a) a variable rate of 4.0% plus the prime rate and (b) 8.0%.

Copies of the Amendment, the Promissory Note, the Modification Agreement and the Second Modification of Deed of Trust, Assignment of Rents and Leases, and Security Agreement are filed as exhibits to this report and are incorporated into this Item 2.03 by this reference.

Item 9.01    Financial Statements and Exhibits

(c) Exhibits

Exhibit No.	Description

99.1	Amended and Restated Loan and Security Agreement dated as of November 1, 2008, between Synthetech, Inc. and Access Business Finance, LLC.

99.2	Promissory Note dated as of November 1, 2008 between Synthetech, Inc. and Access Business Finance, LLC.

99.3	Loan Modification Agreement dated as of November 1, 2008, between Synthetech, Inc. and Access Business Finance, LLC.

99.4	Second Modification of Deed of Trust, Assignment of Rents and Leases, and Security Agreement

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 10, 2008	By:	/s/ Gary Weber
Gary Weber
Vice President of Finance,
Chief Financial Officer